UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): October 27, 2005

                               GLOBAL AXCESS CORP
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------
            Nevada                       000-17874                88-0199674
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
Incorporation or Organization)                               Identification No.)
--------------------------------------------------------------------------------

          224 Ponte Vedra Park Drive, Ponte Vedra Beach, Florida 32082
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (904) 280-3950

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement
Item 2.01    Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02    Unregistered Sales of Equity Securities

Acquisition of Assets from Amer-E-Com Digital Corporation

On October 28, 2005, Global Axcess Corp (the "Company") acquired approximately 1,590 automated teller machines ("ATM") processing merchant contracts and ATM placement agreements (collectively, the "Merchant Contracts") and ATMs and ATM related equipment (the "Equipment") from Amer-E-Com Digital Corporation, a Florida corporation ("AECD") pursuant to the Asset Purchase Agreement dated as of October 28, 2005 (the "Agreement") between the Company and AECD. The purchase price for the acquisition was $5,527,256 in cash of which $4,775,191 was paid on closing and $752,065 was held in escrow (the "Holdback"). The transaction was funded by utilizing cash generated from the financing provided by Wachovia Bank and CAMOFI Master Fund LDC, as described below. The Holdback shall be utilized as follows:

      o to provide additional funding in connection with the purchase of 73 Merchant Contracts for which the value has not been determined. The value designated for the 73 Merchant Contracts has been designated at $58,946. On March 5, 2006, the Company and AECD will reconcile the price paid for the 73 Merchant Contacts and either decrease or increase the value paid for the 73 Merchant Contracts. Upon determining the true value of the 73 Merchant Contracts, the escrow agent will either distribute funds from the Holdback to the Company or AECD.

      o As of February 28, 2006, the Company together with AECD will need to determine the value of any missing and lost Merchant Contracts. The value of the missing and lost Merchant Contracts will then be paid to the Company by July 2006.

      o To cover any indemnification required to paid by AECD to the Company with respect to losses incurred by the Company prior to the date of acquisition of the assets purchased.

Loan Agreement entered with Wachovia Bank

      On October 27, 2005, to obtain funding for the acquisition of the Merchant Contracts and the Equipment, the Company entered into a Third Amended and Restated Loan Agreement with Wachovia Bank ("Wachovia"), the Company's senior lender, pursuant to which the Company agreed to provide a term loan to the Company in the amount of $3,000,000. Such term loan was evidenced by a Promissory Note (the "Wachovia Note") issued on October 27, 2005 by the Company. The term loan closed on October 27, 2005. Under the terms of the Wachovia Note, the Company is required to pay $50,000 plus accrued interest per month commencing in November 2005. All outstanding principal and interest is payable in full in October 2010. The interest rate in connection with the Wachovia Note is 9%. In addition, the Company granted Wachovia a security interest in substantially all of its assets and intellectual property. The closing under of the Wachovia financing was completed on October 27, 2005. At the closing, the Company became obligated on $3,000,000 in notes issued to Wachovia. The Wachovia Note a long-term debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

Private Placement Entered With CAMOFI Master LDC

      On October 27, 2005, to obtain funding for the acquisition of the Merchant Contracts and the Equipment, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with CAMOFI Master LDC (the "Investor") on October 27, 2005 for the sale of (i) $3,500,000 in 9% Senior Subordinated Secured Convertible Note (the "Note") and (ii) stock purchase warrants (the "Warrant") to purchase 910,000 shares of our common stock. The obligations under the Note are subordinated to Wachovia. The Company closed the financing pursuant to the Purchase Agreement on October 27, 2005.

      The Note bears interest at 9%, matures on October 27, 2010 and is convertible into the Company's common stock, at the Investor's option, at a conversion price of $1.45. The Company is permitted to require the Investor to convert a portion of the Note in the event that the following conditions are satisfied:

      o Company's average daily trading volume exceeds 300,000 shares of common stock,

      o the amount of shares to be converted does not exceed 25% of the volume for any previous 10 trading days for the 20 consecutive trading days immediately prior to the mandatory conversion notice,

      o the mandatory conversion does not exceed the 4.9% limitation described below, and

      o there is no event of default in existence, all previous conversion notices shall have been honored, all liquidated damages and other penalties shall have been paid, an effective registration statement covering the Investor's shares is current, the Company's common stock is trading on its trading market and there is a sufficient number of authorized but unissued shares available.

      If the above conditions are met, then the Company can require that the Investor convert the following:

      o 25% of the Note outstanding in the event that the market price exceeds $2.18 for 20 consecutive trading days,

      o 25% of the Note outstanding in the event that the market price exceeds $2.90 for 20 consecutive trading days and providing that the conversion does not result in excess of 50% of the original aggregate principal amount of the Note being converted,

      o 25% of the Note outstanding in the event that the market price exceeds $3.63 for 20 consecutive trading days and providing that the conversion does not result in excess of 75% of the original aggregate principal amount of the Note being converted, and

      o 100% of the Note outstanding in the event that the market price exceeds $4.35 for 20 consecutive trading days.

      The Company is required to pay interest on a monthly basis and on each conversion date in cash. All interest outstanding as of the maturity date is due in full. All overdue accrued and payments of interest incur a late fee at the rate of 20% per annum.

      We may prepay all or part of the Note in cash at 110% of the principal amount plus accrued interest. The full principal amount of the Note is due upon default under the terms of Note. In addition, the Company granted the Investor a security interest in substantially all of its assets and intellectual property as well as registration rights.

      The Warrant is exercisable until five years from the date of issuance at an exercise price of $1.75 per share. In addition, the exercise price of the Warrant is adjusted in the event the Company issue common stock at a price below the exercise price.

      The Investor has contractually agreed to restrict its ability to convert the Note and exercise the Warrant and receive shares of the Company's common stock such that the number of shares of the Company common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the Company's then issued and outstanding shares of common stock.

      The sale of the Note was completed on October 27, 2005 with respect to $3,500,000 of the Note. The Note is a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

      The Note and Warrant were offered and sold to the Investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Investors is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01   Financial Statements and Exhibits

(a)   Financial Statements of businesses acquired.

      Audited Financial Statements of Amer-E-Com Digital Corporation for the years ended December 31, 2004 (to be filed by amendment).

      Unaudited Financial Statements of Amer-E-Com Digital Corporation for the nine months ended September 30, 2005 (to be filed by amendment).

(b)   Proforma Financial Information

      Proforma Financial Information (to be filed by amendment).

(c)   Exhibits

Exhibit No.                Description

4.1 Securities Purchase Agreement dated October 27, 2005 entered by and between the Company and the Investor

4.2 9% Senior Subordinated Secured Convertible Note dated October 27, 2005 issued by the Company to the Investor

4.3 Common Stock Purchase Warrant dated October 27, 2005 issued by the Company to the Investor

4.4 Registration Rights Agreement dated October 27, 2005 entered by and between the Company and the Investor

4.5      Subsidiary Guarantee dated October 27, 2005

4.6 Subordination Agreement dated October 27, 2005 entered by and between the Company, the Investor and Wachovia

4.7 Security Agreement dated October 27, 2005 entered by and between the Company and the Investor

4.8 Third Amended and Restated Loan Agreement dated October 27, 2005 entered by and between the Company and Wachovia

4.9      Promissory Note dated October 27, 2005 issued by the Company to
         Wachovia

10.1 Asset Purchase Agreement dated October 28, 2005 by and between the Company and Amer-E-Com Digital Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               GLOBAL AXCESS CORP.



Date:  January 10, 2005                              /s/ David Fann
                                                     ----------------------
                                                     David Fann
                                                     President

Item 9.01   Financial Statements and Exhibits

      (a)   Financial Statements of businesses acquired.

                          INDEPENDENT AUDITORS' REPORT




AMER-E-COM DIGITAL CORP.
Port Richey, FL

We have audited the accompanying divisional balance sheet of Amer-e-com Digital Corporation's ATM Division (ADC) as of December 31, 2004 and the related divisional statements of income, equity, and cash flows for the year then ended. These divisional financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these divisional financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the divisional financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the divisional financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall divisional financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the divisional financial statements referred to above present fairly, in all material respects, the divisional financial position of Amer-e-com Digital Corporation's ATM Division as of December 31, 2004 and the results of its divisional operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ Kirkland, Russ, Murphy & Tapp, P.A.
Certified Public Accountants
Clearwater, Florida
January 6, 2006

                            AMER-E-COM DIGITAL CORP.
                            DIVISIONAL BALANCE SHEET
                             AS OF DECEMBER 31, 2004

                                   Assets                                 2004
                                                                          ----
Current Assets
Cash                                                                    $209,969
Accounts Receivable                                                     $198,782
Prepaid expenses                                                           6,348
Due from related party                                                   102,114
Other current assets                                                      12,786
                                                                        --------
Total Current Assets                                                     529,999
                                                                        --------
Total Assets                                                            $529,999
                                                                        ========

Liabilities and Divisional Equity
  Accounts payable and accrued liabilities                              $506,838
  Bank line of credit                                                      1,000
                                                                        --------
Total Liabilities                                                       $507,838

Divisional Equity
  Accumulated earnings                                                    22,161
                                                                        --------
Total Divisional Equity                                                   22,161

                                                                        --------
Total Liabilities and Divisional Equity                                 $529,999
                                                                        ========




           See Accompanying Independent Auditors' Report and Notes to
                        Divisional Financial Statements

                            AMER-E-COM DIGITAL CORP.
                         DIVISIONAL STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                         2004

Revenue                                                               $4,685,702

Cost of sales                                                          3,449,535

                                                                      ----------
Gross Profit                                                           1,236,167


Operating Expenses
General and administrative                                             1,042,274
Depreciation and amortization                                              1,143
                                                                      ----------
Total Operating Expenses                                               1,043,417

                                                                      ----------
Net Income                                                            $  192,750
                                                                      ==========



           See Accompanying Independent Auditors' Report and Notes to
                        Divisional Financial Statements

                            AMER-E-COM DIGITAL CORP.
                         DIVISIONAL STATEMENT OF EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                             Accumulated    Total Divisional
                                          Earnings/(Deficit)     Equity

Balance, December 31, 2003                  $   (170,589)    $   (170,589)

Net Income                                       192,750          192,750

                                            ------------     ------------
Balance, December 31, 2004                  $     22,161     $     22,161
                                            ============     ============











           See Accompanying Independent Auditors' Report and Notes to
                        Divisional Financial Statements

                            AMER-E-COM DIGITAL CORP.
                       DIVISIONAL STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                      2004
Cash flows from operating activities:
Net income                                                        $    192,750
Adjustments to reconcile net income to net
 cash used in operating activities:
Changes in operating assets and liabilities:
Accounts Receivable                                                    (87,428)
 Due from related party and other receivables                         (102,114)
 Other current assets                                                   (5,162)
 Prepaids expenses                                                        (558)
 Accounts payable and accrued liabilities                               (4,212)
                                                                  ------------
Net cash used in operating activities                                   (6,724)
                                                                  ------------


(Decrease) in cash                                                      (6,724)
Cash, beginning of year                                                216,693
                                                                  ------------
Cash, end of year                                                 $    209,969
                                                                  ============


     See Accompanying Independent Auditors' Report and Notes to Divisional
                              Financial Statements

                            AMER-E-COM DIGITAL CORP.
                    NOTES TO DIVISIONAL FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT POLICIES

      Description of business - Amer-e-Com Digital Corporation's ATM division (the Company/Business) is a line of business representing a segment of Amer-e-com Digital Corporation, an automated teller machine ("ATM") distributor and processing consolidator in the United States of America. The remaining operations of the legal entity are not reflected in these divisional financial statements.

      Amer-e-Com Digital Corporation is incorporated in Florida on February 10, 1999. The Company's operations are located in Port Richey, Florida.

      Merchant contract concentration - The Company contracts the locations for ATM machines with various distributors and merchants. As of December 31, 2004, the Company had approximately 1,500 active contracts, of which approximately 670 are contracted in Florida. Revenues from these distributor and merchant contracts represent approximately 100% of total transaction fees.

      Definition of fiscal year - The Company's fiscal year end is December 31.

      Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      Revenue recognition - Surcharge and interchange processing fees are recognized in the period that the service is performed. The Company receives surcharge fees paid by consumers utilizing certain ATM's owned by the Company's contracted merchants and, also, interchange fees paid by consumers' banks, with the amount of each surcharge or interchange processing fee being determined by the specific merchant contract governing the transaction. Surcharge and interchange processing fees are generally charged on a per transaction basis. Surcharge fees are generally passed through to the merchants and, as such, are not generally included in the Company's reported operating revenues, depending on the contractual arrangement with the distributors and merchants.

      Accounts Receivable -- The Company assesses the accounts receivable collectable due to its nature of historical payment every month by the 10th business day of the following month. The balance as of December 31, 2004 was $198,782.

      Cost of Sales - The Company records its processing costs, fees for distributor services, ATM maintenance costs, cash management expense, and sales expense during the month the services were performed.

      Overhead Expenses - The Company allocates approximately 10% of its overhead expenses to its sister company First National Corp.

      Cash - All amounts are strictly cash and there are no other cash equivalents or investments. The Company maintains substantially all of its cash at one financial institution. Cash balances may, at times, exceed federally insured limits.

      Income taxes -. The business has changed its filing status from a "C" corporation status for fiscal year 2003 to and "S" corporation status for fiscal year 2004. The business will no longer be subject to Federal Income Taxes and will distribute the earnings to the owners. Therefore, no provision has been made in the accompanying divisional financial statements.

2.    DUE FROM RELATED PARTY

      The Company allocated some of its overhead expenses to First National Corp., a sister company, during the year ended December 31, 2004. The balance as of December 31, 2004 of $102,114 represents the majority of this allocation. Management believes this allocation is appropriate based on the respective revenues of the divisions.

3.    BANK LINE OF CREDIT

      The Company has a $100,000, unsecured revolving line of credit with SunTrust Banks, Inc. The line of credit bears interest at Prime + 1.25%. At December 31, 2004, the Company had an outstanding balance of $1,000 due to SunTrust Banks, Inc. and $99,000 was available to the Company with respect to this line of credit. The credit is secured by a lien on the assets of the Company.

4.    ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

      Accounts payable and accrued liabilities consist of the following:

      Trade accounts payable                           $221,371
      Accrued salaries and bonuses                      226,209
      Accounts payable - other                           59,258
                                                       --------

      Total Accounts Payable and Accrued Liabilities   $506,838
                                                       ========

5.    COMMITMENTS AND CONTINGENCIES

      In connection with the Company's asset sale to Global Axcess Corporation ("Global") (see Note 6 below), the Company is required to deliver certain merchant contracts and other related services that were not immediately available for delivery to Global prior to the closing date. Until such time as the Company has satisfied its obligation to deliver such contracts, $752,065 of the sale proceeds will be held in escrow. In the event the Company is not able to deliver the merchant contract(s) to Global, the Company will forfeit that portion of the escrow funds which relate to the specific contract(s). The amount assigned to each contract was determined prior to closing.

6.    SUBSEQUENT EVENTS

      Effective October 27, 2005, the Company completed the sale of all of its merchant and distributor contracts and transferred all active merchant contracts to Global Axcess Corporation ("Global") for aggregate proceeds of $5,527,256 before income taxes, of which $4,775,191 was received at closing. These contracts were included in the Division, as defined in note
      1. Under the terms of the Asset Purchase Agreement, the balance of $752,065 will be held in escrow until such time as the Company has met all of its obligations with respect to the Asset Purchase Agreement (see Note 5 above). The after-tax proceeds will be used by the Company to settle its liabilities with respect to the specific merchant contracts that were sold to Global.

Item 9.01   Financial Statements and Exhibits

(a)   Financial Statements of businesses acquired.

      Unaudited Financial Statements of Amer-E-Com Digital Corporation for the nine months ended September 30, 2005

                            AMER-E-COM DIGITAL CORP.
                            DIVISIONAL BALANCE SHEET
                                   (Unaudited)
                            AS OF SEPTEMBER 30, 2005


                                   Assets
Current Assets
Cash                                                                     331,172
Prepaid expenses                                                             177
Due from related party                                                   287,030
Other current assets                                                     186,739
                                                                        --------
Total Current Assets                                                     805,118
                                                                        --------
Total Assets                                                            $805,118
                                                                        ========

Liabilities and Divisional Equity
  Accounts payable and accrued liabilities                              $280,833
  Bank line of credit                                                      1,000
                                                                        --------
Total Liabilities                                                       $281,833

Divisional Equity
  Accumulated earnings                                                   523,285
                                                                        --------
Total Divisional Equity                                                  523,285

                                                                        --------
Total Liabilities and Divisional Equity                                 $805,118
                                                                        ========




                 See Accompanying Notes to Financial Statements

                            AMER-E-COM DIGITAL CORP.
                         DIVISIONAL STATEMENT OF INCOME
                                   (Unaudited)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

Revenue                                                               $4,200,167

Cost of sales                                                          2,975,574

                                                                      ----------
Gross Profit                                                           1,224,593


Operating Expenses
General and administrative                                               723,469
Depreciation and amortization                                                 --
                                                                      ----------
Total Operating Expenses                                                 723,469

Income Tax Expense                                                            --

                                                                      ----------
Net Income                                                            $  501,124
                                                                      ==========


                 See Accompanying Notes to Financial Statements

                            AMER-E-COM DIGITAL CORP.
                         DIVISIONAL STATEMENT OF EQUITY

                                   (Unaudited)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005


                                     Accumulated       Total Divisional
                                       Earnings             Equity

Balance, December 31, 2004        $           22,161   $           22,161

Net Income                                   501,124              501,124

                                  ------------------   ------------------
Balance, September 30, 2005       $          523,285   $          523,285
                                  ==================   ==================








                 See Accompanying Notes to Financial Statements

                            AMER-E-COM DIGITAL CORP.
                       DIVISIONAL STATEMENT OF CASH FLOWS
                                   (Unaudited)
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005


Cash flows from operating activities:
Net income                                                         $    501,124
Adjustments to reconcile net income to net
 cash used in operating activities:
Changes in operating assets and liabilities:
 Accounts receivable                                                   (208,377)
 Inventory                                                               (9,078)
 Prepaids and other current assets                                        6,171
 Other assets                                                            57,368
 Accounts payable and accrued expenses                                 (226,005)
                                                                   ------------
Net cash used in operating activities                                   121,203
                                                                   ------------


Increase in cash                                                        121,203
Cash, beginning of year                                                 209,969
                                                                   ------------
Cash, end of year                                                  $    331,172
                                                                   ============



                 See Accompanying Notes to Financial Statements

                            AMER-E-COM DIGITAL CORP.
                          NOTES TO FINANCIAL STATEMENTS

                                   (Unaudited)
                            AS OF SEPTEMBER 30, 2005

1.    DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT POLICIES

      Description of business - Amer-e-Com Digital Corporation's ATM division (the Company/Business) is a line of business representing a segment of Amer-e-com Digital Corporation, an automated teller machine ("ATM") distributor and processing consolidator in the United States of America. The remaining operations of the legal entity are not reflected in these financial statements.

      Amer-e-Com Digital Corporation is incorporated in Florida on February 10, 1999. The Company's operations are located in Port Richey, Florida.

      Merchant contract concentration - The Company contracts the locations for ATM machines with various distributors and merchants. As of September 30, 2005, the Company had approximately 1,517 active contracts, of which approximately 670 are contracted in Florida. Revenues from these distributor and merchant contracts represent approximately 100% of total transaction fees.

      Definition of fiscal year - The Company's fiscal year end is December 31.

      Use of estimates - The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      Revenue recognition - Surcharge and interchange processing fees are recognized in the period that the service is performed. The Company receives surcharge fees paid by consumers utilizing certain ATM's owned by the Company's contracted merchants and, also, interchange fees paid by consumers' banks, with the amount of each surcharge or interchange processing fee being determined by the specific merchant contract governing the transaction. Surcharge and interchange processing fees are generally charged on a per transaction basis. Surcharge fees are generally passed through to the merchants and, as such, are not generally included in the Company's reported operating revenues, depending on the contractual arrangement with the distributors and merchants.

      Cost of Sales - The Company records its processing costs, fees for distributor services, ATM maintenance costs, cash management expense, and sales expense during the month the services were performed.

      Overhead Expenses - The Company allocates approximately 10% of its overhead expenses to its sister company First National Corp.

      Cash - All amounts are strictly cash and there are no other cash equivalents or investments. The Company maintains substantially all of its cash at one financial institution. Cash balances may, at times, exceed federally insured limits.

      Income taxes -. The business has changed its filing status from a "C" corporation status for fiscal year 2003 to and "S" corporation status for fiscal year 2004. The business will no longer be subject to Federal Income Taxes and will distribute the earnings to the owners.

2.    OTHER CURRENT ASSETS

      Other current assets consist of the following:

      Accounts receivable  - Core Data               $    138,435
      Undeposited funds                                    23,469
      Inventory                                            21,865
      Other current assets                                  2,970
                                                     ------------

                              Total Current Assets   $    186,739
                                                     ============

3.    DUE FROM RELATED PARTY

      The Company allocates some of its overhead expenses to First National Corp., a sister company, as of September 30, 2005. The balance of $287,030 represents the majority of this allocation.

4.    BANK LINE OF CREDIT

      The Company has a $100,000, unsecured revolving line of credit with SunTrust Banks, Inc. The line of credit bears interest at 8.25%. At September 30, 2005, the Company had an outstanding balance of $1,000 due to SunTrust Banks, Inc. and $99,000 was available to the Company with respect to this line of credit. The credit line is secured by a lien on the assets of the Company.

5.    ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

      Accounts payable and accrued liabilities consist of the following:

      Trade accounts payable                           $    218,412
      Accrued salaries and bonuses                           36,092
      Accounts payable - other                               27,329
                                                       ------------

      Total Accounts Payable and Accrued Liabilities   $    280,833
                                                       ============

6.    COMMITMENTS AND CONTINGENCIES

      In connection with the Company's asset sale to Global Axcess Corporation ("Global") (see Note 7 below), the Company is required to deliver certain merchant contracts and other related services that were not immediately available for delivery to Global prior to the closing date. Until such time as the Company has satisfied its obligation to deliver such contracts, $752,064 of the sale proceeds will be held in escrow. In the event the Company is not able to deliver the merchant contract(s) to Global, the Company will forfeit that portion of the escrow funds which relate to the specific contract(s). The amount assigned to each contract was determined prior to closing.

7.    SUBSEQUENT EVENTS

      Effective October 27, 2005, the Company completed the sale of all of its merchant and distributor contracts and transferred all active merchant contracts to Global Axcess Corporation ("Global") for aggregate proceeds of $5,527,255 before income taxes, of which $4,775,191 was received at closing. Under the terms of the Asset Purchase Agreement, the balance of $752,064 will be held in escrow until such time as the Company has met all of its obligations with respect to the Asset Purchase Agreement (see Note 6 above). The after-tax proceeds will be used by the Company to settle its liabilities with respect to the specific merchant contracts that were sold to Global.

Item 9.01   Financial Statements and Exhibits


(b)   Proforma Financial Information

                                            PROFORMA FINANCIAL INFORMATION
                                            CONSOLIDATED CONDENSED STATEMENT OF INCOME
                                            Global Axcess Corp    Amer-E-Com Digital Corp
                                            For the year ended    For the year ended   Proforma               Proforma
                                            December 31, 2004     December 31, 2004    Adjustments
                                            Audited Audited
Revenues                                            13,907,950             4,685,702                                  18,593,652
Cost of revenues                                     8,204,890             3,449,535                                  11,654,425
                                            ------------------    ------------------    ------------------      ----------------
      Gross profit                                   5,703,060             1,236,167                                   6,939,227
Operating expenses
      Depreciation and Amortization                  1,159,561                 1,142               263,203             1,423,907
      Selling, general and administrative            4,002,494             1,041,740            (1,006,739) (1)        4,037,495
                                            ------------------    ------------------    ------------------  (2) ----------------
           Total operating expenses                  5,162,056             1,042,882              (743,536)            5,461,402
                                            ------------------    ------------------    ------------------      ----------------
      Income/(Loss) from Operations                    541,004               193,285               743,536             1,477,825
Other income (expense)
      Settlement income                                304,000                                                           304,000
      Other (expense)/income                           (55,000)                                                          (55,000)
       Interest expense                                (188,411)                                  (558,000) (3)         (746,411)
                                            ------------------    ------------------    ------------------      ----------------
           Total other income                           60,589                    --                                    (497,411)
Income before provision for income taxes               601,594               193,285               185,536               980,415
Provision for income taxes                             538,295                  (535)                                    537,761
                                            ------------------    ------------------    ------------------      ----------------
Net income                                  $        1,139,889    $          192,750    $          185,536      $      1,518,175
                                            ==================    ==================    ==================      ================
Basic income per common share               $             0.01                     0                            $           0.02
Diluted income per common share             $             0.01                    --                            $           0.02
Basic weighted average
      common shares outstanding                     78,116,293                    --                                  78,116,293
Diluted weighted average
      common shares outstanding                     82,445,916                    --                                  82,445,916

Proforma Adjustments:
(1.) Increase in amortization of $5,527,256 for annual amortization of acquired contracts over 21 years
(2.)  Reduction of overhead costs not transferring to the Company
(3.) Increase of interest cost associated with the debt used to acquired the merchant contracts; $6,500,000 at 9% interest

                                                                 PROFORMA FINANCIAL INFORMATION
                                                                 CONSOLIDATED CONDENSED BALANCE SHEET

                                                          Global Axcess Corp Amer-E-Com Digital Corp
ASSETS                                                        Balance Sheet       Balance Sheet     Proforma           Proforma
                                                                  As of               As of        Adjustments       Balance Sheet
                                                          September 30, 2005  September 30, 2005
                                                               Unaudited           Unaudited

Current assets
     Cash                                                  $         21,082  $        331,173 $      1,141,689 (1)$      1,493,944
     Automated teller machine vault cash                            435,816                                                435,816
     Accounts receivable, net                                     1,842,226                                              1,842,226
     Prepaid expense and other current assets                     1,154,486           473,945         (473,945)(1)       1,154,486
                                                           ----------------  ---------------- ----------------    ----------------
          Total current assets                                    3,453,611           805,118          667,744           4,926,473
Fixed assets, net                                                 7,258,382                                              7,258,382
Other assets                                                                                                                    --
     Merchant contracts                                           8,306,010                          5,527,256 (2)      13,833,266
     Intangible assets, net                                       4,100,836                                              4,100,836
     Notes receivable - non-current                               1,540,000                                              1,540,000
     Other assets                                                   322,279                                                322,279
                                                           ----------------  ---------------- ----------------    ----------------
Total assets                                               $     24,981,116  $        805,118 $      6,195,000    $     31,981,234
                                                           ================  ================ ================    ================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
     Accounts payable and accrued liabilities                     1,715,870           280,833                            1,996,703
     Automated teller machine vault cash payable                    435,816                                                435,816
     Deferred revenue - short-term portion                           89,500                                                 89,500
     Notes payable-related parties  - curent portion                 15,576                                                 15,576
     Notes payable - current portion                                125,147                                                125,147
     Bank note - current portion                                    925,000             1,000          600,000 (3)       1,526,000
     Capital lease obligations - current portion                    911,211                                                911,211
                                                           ----------------  ---------------- ----------------    ----------------
          Total current liabilities                               4,218,119           281,833          600,000           5,099,952
Long-term liabilities
     Deferred revenue - long-term portion                         1,174,856                                              1,174,856
     Notes payable-related parties - long-term portion            1,345,814                                              1,345,814
     Notes payable - long-term portion                               57,674                          3,500,000 (3)       3,557,674
     Bank note - long-term portion                                  675,000                          2,400,000 (3)       3,075,000
     Capital lease obligations - long-term portion                1,868,866                                              1,868,866
                                                           ----------------  ---------------- ----------------    ----------------
Total liabilities                                                 9,340,329           281,833        6,500,000          16,122,162
Stockholders' equity
     Preferred stock; $0.001 par value; 5,000,000 shares
        authorized, no shares issued and outstanding                     --                --                                   --
     Common stock; $0.001 par value; 45,000,000 shares
     authorized, 18,501,286 shares issued and outstanding            18,501                                                 18,501
     Additional paid-in capital                                  20,135,877                           (305,000)(4)      19,830,877
     Common Stock Payable                                               841                                                    841
     Accumulated deficit                                         (4,514,432)          523,285                           (3,991,147)
                                                           ----------------  ---------------- ----------------    ----------------
          Total stockholders' equity                             15,640,787           523,285         (305,000)         15,859,072
                                                           ----------------  ---------------- ----------------    ----------------
Total liabilities and stockholders' equity                 $     24,981,116  $        805,118 $      6,195,000    $     31,981,234
                                                           ================  ================ ================    ================


Proforma Adjustment as of September 30, 2005:

(1) Cash received from debt financing less cash and other assets not taken during acquisition
(2)   Purchase price of merchant contracts
(3)   Debt Financing of $6,500,000 assumed to be as of 9/30/05
(4)   Related debt financing costs on the $6,500,000

                                             PROFORMA FINANCIAL INFORMATION
                                             CONSOLIDATED CONDENSED STATEMENT OF INCOME


                                                            Global Axcess Corp  Amer-E-Com Digital Corp
                                                       For the Nine Months Ended               Proforma                Proforma
                                             September 30, 2005      September 30, 2005      Adjustments
                                                  Unaudited              Unaudited
Revenues                                      $       15,224,267    $        4,200,168                          $       19,424,434
Cost of revenues                                       8,594,511             2,975,574                                  11,570,085
                                              ------------------    ------------------    ------------------    ------------------
        Gross profit                                   6,629,756             1,224,594                                   7,854,349
                                              ------------------    ------------------    ------------------    ------------------
Operating expenses
        Depreciation and Amortization                  1,105,074                                     197,402 (1)         1,302,476
        Selling, general and administrative            4,228,494               723,470              (697,219)(2)         4,254,745
                                              ------------------    ------------------    ------------------    ------------------
             Total operating expenses                  5,333,568               723,470              (499,817)            5,557,221
                                              ------------------    ------------------    ------------------    ------------------
        Income/(Loss) from Operations                  1,296,188               501,124               499,817             2,297,129
                                              ------------------    ------------------    ------------------    ------------------
Other income (expense)
        Settlement income                                                                                                       --
        Other (expense)/income                             1,762                                                             1,762
        Interest expense                                (429,518)             (418,500)                      (3)          (848,018)
                                              ------------------    ------------------    ------------------    ------------------
             Total other income                         (427,756)                   --              (418,500)             (846,256)
Income from continuing operations                        868,432               501,124                81,317             1,450,873
Loss from discontinued operations                       (309,256)                                                         (309,256)
                                              ------------------    ------------------    ------------------    ------------------
Net income                                    $          559,176    $          501,124    $           81,317    $        1,141,617
                                              ==================    ==================    ==================    ==================

Basic income per common share                 $             0.03                                                $             0.06

Diluted income per common share               $             0.03                                                $             0.06
Basic weighted average
        common shares outstanding                     18,501,286                                                        18,501,286
Diluted weighted average
        common shares outstanding                     18,974,344                                                        18,974,344

Interim Nine Month Proforma Adjsutments:

(1.) Increase in amortization of $5,527,256 for annual amortization of acquired contracts over 21 years

(2.)  Reduction of overhead costs not transferring to the Company

(3.) Increase of interest cost associated with the debt used to acquired the merchant contracts; $6,500,000 at 9% interest